                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                         March 30, 2001 (March 30, 2001)
       -------------------------------------------------------------------
                (Date of Report (Date of earliest even reported)

                            BEVERLY ENTERPRISES, INC.
       -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
       ------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                                     1-9550
        -----------------------------------------------------------------
                            (Commission File Number)

                                   62-1691861
        ----------------------------------------------------------------
                        (IRS Employer Identification No.)

                            One Thousand Beverly Way
                              Fort Smith, AR 72919
         ---------------------------------------------------------------
                    (Address of principal executive offices)

                                 (501) 201-2000
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

Registrant released the press release attached hereto as Exhibit 99 on March 30, 2001.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit 99 - Press release dated March 30, 2001

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             BEVERLY ENTERPRISES, INC.


Date:    March 30, 2001
                                             By:  /s/ SCOTT M. TABAKIN
                                                  Scott M. Tabakin
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                       DESCRIPTION
-------                      -----------
  99                         Press Release dated March 30, 2001